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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) March 10, 2006
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                                                        (March 6, 2006)
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                                NetRatings, Inc.
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               (Exact Name of Registrant as Specified in Charter)

             Delaware                   0-27907                 77-0461990
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    (State or Other Jurisdiction      (Commission             (IRS Employer
         of Incorporation)            File Number)          Identification No.)

   120 West 45th Street, 35th Floor, New York, New York            10036
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        (Address of Principal Executive Offices)                 (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (212) 703-5900
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                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01.  Entry into a Material Definitive Agreement.

1. On March 6, 2006, the Compensation Committee (the "Committee") of the Board of Directors of NetRatings, Inc. (the "Company") determined the amount of 2005 bonuses payable to certain executive officers under the Company's executive bonus plan. The following named executive officers will be paid 2005 cash bonuses as set forth below:

Name and Position                                                    2005 Bonus
-----------------                                                    ----------
William Pulver, President and Chief Executive Officer                $280,000
Todd Sloan, Executive Vice President of Corporate Development,       $128,750
  Chief Financial Officer and Secretary
Manish Bhatia, Executive Vice President, Global Operations and        $86,605
  U.S. Sales

2. On March 6, 2006, the Committee, during its annual review of salaries, also approved an increase of (i) six percent (6%) in the 2006 annual base compensation of William Pulver and (ii) five percent (5%) in the 2006 annual base compensation of Todd Sloan, to be effective March 2006.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 10, 2006

                                      NETRATINGS, INC.

                                      By:/s/ William Pulver
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                                         William Pulver
                                         President and
                                         Chief Executive Officer